UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2018

Acacia Communications, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37771	27-0291921
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Mill and Main Place, Suite 400 Maynard, Massachusetts		01754
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (978) 938-4896

(Former Name or Former Address, if Changed Since Last Report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Voting Results.

At the 2018 Annual Meeting of Stockholders of Acacia Communications, Inc. (the “Company”), held on May 17, 2018, the proposals listed below were submitted to a vote of the Company’s stockholders. The proposals are described further in the Company’s definitive proxy statement for the annual meeting.

Proposal One – to elect two Class II director nominees to hold office until the Company’s 2021 annual meeting of stockholders.

The stockholders elected the two Class II director nominees named in the Company’s definitive proxy statement to hold office until the Company’s 2021 annual meeting. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Stan J. Reiss	28,522,837	3,963,457	3,899,548
Eric A. Swanson	28,166,821	4,319,473	3,899,548

Proposal Two – to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining
36,203,487	145,735	36,620

Proposal Three – to conduct a non-binding, advisory vote to approve the compensation of the Company’s named executive officers.

The stockholders approved the non-binding, advisory resolution to approve the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
27,514,725	4,927,845	43,724	3,899,548

Proposal Four – to conduct a non-binding, advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.

The stockholders approved the non-binding, advisory resolution to approve “1 Year” as the preferred frequency of future advisory votes to approve the compensation of the Company’s named executive officers. The voting results were as follows:

1 Year	2 Years	3 Years	Votes Abstaining	Broker Non-Votes
31,598,032	13,273	355,009	519,980	3,899,548

The Company’s Board of Directors considered these voting results among other factors, and has determined that the Company will hold future advisory votes to approve the compensation of the Company’s named executive officers on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACACIA COMMUNICATIONS, INC.

Date: May 21, 2018	By:	/s/ Janene I. Ásgeirsson
Janene I. Ásgeirsson
Vice President, General Counsel and Secretary